INCOME TAXES - Tax holiday and preferential tax rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
The aggregate amount of tax holiday and preferential tax rate	¥ (6,522)	¥ (104,218)	¥ (221,590)
The aggregate effect on basic and diluted net income per ordinary share:
-Basic	¥ (0.03)	¥ (0.52)	¥ (1.27)
-Diluted	¥ (0.03)	¥ (0.52)	¥ (1.27)